UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14a

PROXY STATEMENT

Pursuant to Section 14(A) of The Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOPE BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.envisionreports.com/HOPE or scan the QR code — login details are located in the shaded bar below. Hope Bancorp, Inc. 2026 Annual Meeting of Stockholders Notice Important Notice Regarding the Availability of Proxy Materials for the HOPE BANCORP, INC. Annual Meeting of Stockholders (“Annual Meeting”) to be Held on Thursday, May 21, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2025 Annual Report on Form 10-K are available at: www.envisionreports.com/HOPE Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/HOPE. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2026, to facilitate timely delivery. 2NOT 049UHC

HOPE BANCORP, Inc. Annual Meeting of Stockholders Notice The Annual Meeting will be held on Thursday, May 21, 2026, via the Internet at www.meetnow.global/HOPE2026 at 10:30 AM Pacific Time. Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors of Hope Bancorp, Inc. recommends a vote “FOR” all director nominees named under Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3. 1. To elect each of the 9 director nominees as named in this Proxy Statement to serve on our Board of Directors until the 2027 annual meeting of stockholders: 1 -Kevin S. Kim 2 -Dale S. Zuehls 3 -Donald D. Byun 4 -Jinho Doo 5 -Daisy Y. Ha 6 -Joon Kyung Kim 7 -Rachel H. Lee 8 -Takaaki Nakajima 9 -Guido F. Sacchi 2. To ratify the appointment of Crowe LLP as our independent auditor for the year ending December 31, 2026. 3. To provide an advisory vote for approval of the 2025 compensation paid to our Named Executive Officers, as disclosed in this Proxy Statement. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/HOPE. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials HOPE BANCORP” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2026.